Independent Auditors' Consent		Exhibit  23(a)


We consent to the incorporation by reference in Registration Statement Nos. 33-43215, 33-18878 and 33-55132 of Patriot
Transportation Holding, Inc. on Forms S-8 of our report dated December 10, 2001, appearing in this Annual Report on Form 10-K of Patriot Transportation Holding, Inc. for the year ended September 30, 2001.

DELOITTE & TOUCHE LLP

Jacksonville, Florida
December 21, 2001


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